SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                              ---------------------



                                   FORM 8 - K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                October 15, 2001
                                ----------------
                        (Date of earliest event reported)

                           DRAGON PHARMACEUTICAL INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


     FLORIDA                        0-27937                   65-0142474
     -------                        -------                   ----------
(State or other                  (Commission                (IRS Employer
 jurisdiction                    File Number)              Identification No.)
 of incorporation)

                        543 Granville Street, Suite 1200
                           Vancouver, British Columbia
                                 Canada V6C 1X8
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (604) 669-8817

Item 9. Regulation FD Disclosure

On October 16, 2001, Dragon Pharmaceutical will be presenting a slide show in London, U.K. at its BioPartnering Europe Conference. The slide show will consist of the following slides:

Slide 1:

Dragon Pharmaceutical Inc. logo.

Slide 2:

Cautionary Statement for Purpose of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

The forgoing presentation includes forward-looking statements. Such forward-looking statements include, but are not limited to, that Dragon will be able to achieve its strategy to reduce development risk, cost, and time, that there will be a sufficient market for Dragon's current and proposed products, that it can develop its products under the proposed time period, and that it will achieve its estimated EPO sales. Forward-looking statements are not guarantees of future performance. They involve risks, uncertainties, and assumptions that are set forth in more detail under "Risks Associated With Dragon Pharmaceutical" in Dragon's annual report on Form 10-K and other periodic reports filed with the SEC. Dragon does not undertake the obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Slide 3:

Our Mission
-----------

To become a biotechnology leader in the development and commercialization of important generic and novel protein drugs.

Slide 4:

Company Overview
----------------

Incorporated:  1998
Headquarters:  Vancouver, Canada
Manufacturing:  Nanjing, China
Sales:  China - Internal sales force; International markets - Licensees
Employees:  Approximately 170
Approved product: Epoetin-alfa (EPO) for use in chronic renal failure Revenue (2000): $US 3.2 million
Listed:  OTC-BB: DRUG.OB

Slide 5:

Business Strategy
-----------------

Goals

     o    Early revenues
     o    Long-term growth
     o    Reduced commercialization risk, time, and cost


Strategy

     o    Initial focus on generic drugs
     o    Novel R&D pipeline
     o    East/West synergies

Slide 6:

Generic Biologics - The Opportunity
-----------------------------------

Growing Market Demand for
Lower Priced Therapeutic Proteins

     o    Limited access by emerging markets to high-priced branded products
     o Downward pressure on drug pricing in developed markets as senior population increases

Slide 7:

Generic Biologics - The Opportunity
-----------------------------------

Biotechnology Drugs Facing Patent Expiration
     o Over the next 5 years, approximately 17 biologics with 2000 branded sales of over $10 billion will lose patent exclusivity.

Technology-Driven Production of Biologic Drugs
     o Potential generic biologic competitors need access to competitive protein production technology and manufacturing expertise.

Slide 8:

Strategy: Initial Focus on Generic Biologics
--------------------------------------------

Dragon is positioned for leadership in the price-sensitive generic biologics market

     o    Proprietary, low cost technology
     o    Low cost operations
     o    Established manufacturing facility and expertise
     o    Early market entrant - lead product approved and in distribution
     o    Pipeline includes largest market protein therapeutics

Slide 9:

Strategy: Initial Focus on Generic Biologics
--------------------------------------------

Generic development strategy

     o Apply technology to develop high yield cell lines for large market therapeutics
     o    Commercial production in China
     o Conduct clinical trials and establish initial regulatory approval and marketing in China
     o    Roll out registration and marketing to non-patented, emerging markets
     o    Launch in NA, the EU and Japan on patent expiry

Slide 10:

Strategy: Initial Focus on Generic Biologics
--------------------------------------------

Dragon's Strategy Reduces Development Risk, Cost, and Time

---------------------- --------- ---------------- ----------------------------
Traditional New Drug     RISK          COST             TIME TO REVENUES
Development            --------- ---------------- ----------------------------
                         High    $US 400 million          9 - 13 years
---------------------- --------- ---------------- ----------------------------
Dragon Strategy          Low     $US 5-10 million         2 - 4 years
---------------------- --------- ---------------- ----------------------------

Slide 11:

Strategy: East/West Synergies
-----------------------------

WESTERN ADVANTAGES                      EASTERN ADVANTAGES
Leading edge research                   Low cost development
Experienced management                  Low cost production
Western financial markets               Earlier regulatory approval
                                        Faster access to international markets

Slide 12:

Strategy: Low Cost Technology Platform
--------------------------------------

Proprietary DNA vector technology
     o    Applicable to a wide range of protein cell lines
     o    High yield production of premium quality proteins

Proof of Technology
     o    Commercial production of EPO

Slide 13:

Technology Platform
-------------------

[Diagram of the Technology Platform process]

Slide 14:

Product Pipeline
----------------

--------------------- --------------------------------------- ------------------
     PRODUCT                   ACTION & INDICATIONS              MARKET ($US)
--------------------- --------------------------------------- ------------------
Epoetin-Alfa (EPO)     Stimulates red blood cell production    $4.8 Billion
                       in anemia related to kidney failure,
                       surgery and cancer therapy
--------------------- --------------------------------------- ------------------
Slow-Release EPO       Same as EPO with fewer treatments       Est. $5 Billion
Novel Formulation                                              potential market
--------------------- --------------------------------------- ------------------
Human Insulin          Regulates glucose levels in diabetes    $2.76 Billion
--------------------- --------------------------------------- ------------------
Granulocyte-Colony     Stimulates white blood cell production  $1.3 Billion
Stiimulating Factor    in leukopenia related to chemotherapy
--------------------- --------------------------------------- ------------------
Hepatitis B Vaccine    Prevention of Hepatitis B               $708 Million
--------------------- --------------------------------------- ------------------
Thrombopoietin         Stimulates platelet production in       Not yet marketed
                       thrombocytopenia related to             - in phase III
                       chemotherapy                            clinical trials
--------------------- --------------------------------------- ------------------

Slide 15:

Product Pipeline
----------------

Development Status and Estimated Time to Market
--------------------------------------------------------------------------------
EPO
--------------------------------------------------------------------------------
-Chronic Renal Failure - Approved
--------------------------------------------------------------------------------
-Surgery - Pivotal Phase II/III - Clinical trial completed, preparing SDA filing (estimated early 2002)
--------------------------------------------------------------------------------
-Cancer-Pivotal Phase II/III clinical trial in progress -(estimated end of 2003)
--------------------------------------------------------------------------------
Slow-Release EPO - Completed pilot clinical studies (estimated mid-2003)
--------------------------------------------------------------------------------
TPO - Completed pre-clinical studies (estimated end of 2003)
--------------------------------------------------------------------------------
Hepatitis B Vaccine - Cell line developed (estimated early 2004)
--------------------------------------------------------------------------------
G-CSF - Gene cloned (estimated end of 2003)
--------------------------------------------------------------------------------
Human Insulin - Gene cloned (estimated late 2004)
--------------------------------------------------------------------------------

Slide 16:

Product Commercialization Strategy
----------------------------------

PHASE 1
EPO: Proof of Technology & Business Strategy

PHASE 2
Genetic Pipeline Development & International Launch of EPO

PHASE 3
Novel Drug Development & Commercialization

Slide 17:

Product Commercialization Strategy
----------------------------------

PHASE 1

EPO: Proof of Technology & Business Strategy

     o    Establish commercial production of low cost, high quality product
     o    Establish broad distribution and large market share in China
     o    Establish licensing agreements for non-patented markets

          Status: Complete

Slide 18:

Product Commercialization Strategy
----------------------------------

PHASE 2

Develop Generic Pipeline & Launch EPO Internationally

     o Complete development of Slow-Release EPO, TPO, G-CSF, Insulin and Hepatitis B Vaccine
     o    Establish international sales in non-patent protected markets
     o Establish strategic alliances for EPO market entry into NA, the EU, and Japan after gene patent expiry in 2004

          Status: In Progress

Slide 19:

Product Commercialization Strategy
----------------------------------

PHASE 3

Novel Drug Development & Commercialization

     o Shift primary development focus to novel therapeutics For cancer and cardiovascular disease

          Status: Discovery stage R&D in process.
                  Patent application pending.

Slide 20:

EPO: Proof of Technology & Strategy
-----------------------------------

Achievements to Date

     o    Established Large-Scale, Low-Cost Commercial Production
     o    Validated Premium Quality Product
     o    Established Wide Distribution Within China
     o    Established Access to International Markets
     o    Initiated Clinical Trials for Additional Indications
     o    Acquired 2nd Generation, Slow-Release Formulation
     o    Generated Revenues

Slide 21:

EPO: Milestones Achieved
------------------------

Established Large-Scale,
Low-Cost Commercial Production

     o    Acquired production facility
     o    Received cGMP certification
     o    Expanded production capacity to 15 million doses/yr
     o    Reduced production costs to among lowest worldwide

Slide 22:

EPO:  Milestones Achieved
-------------------------

Validated Premium Quality Product

     o Multicentre Phase II comparative study demonstrated equivalence to branded product
     o Only EPO manufacturer to receive official Chinese Medical Association endorsement

Established Wide Distribution Within China

     o    Chinese market share: 30%
     o Distribution expanded to 200 hospitals representing 75% of renal dialysis facilities

Slide 23:

EPO:  Milestones Achieved
-------------------------

Established Access to International Markets

     o    11 licensees cover >90 non-patent protected markets
     o    Product registrations received in Egypt, Peru, and India
     o    Regulatory submissions filed or in progress in other markets

Initiated Clinical Trials for Additional Indications

     o    Surgery: Completed Pivotal PH II/III trial
     o    Cancer: Pivotal PH II/III trial in progress

Slide 24:

EPO: Milestones Achieved
------------------------

Acquired 2nd Generation Slow-Release Formulation

     o Acquired exclusive, worldwide manufacturing rights and Asian marketing rights
     o 1 of 2 companies worldwide with slow release formulation evaluated in clinical trials

Slide 25:

EPO International Markets
-------------------------

--------------------------------------- ----------------------------------------
Distributor                                            Territory
--------------------------------------- ----------------------------------------
Dragon                                   China
Pf Jelfa SA                              Central & Eastern Europe
Transworld Pharmaceuticals Corp.         Asia, Middle East & North Africa,
                                         Sub-Saharan Africa
Itaca Laboratorios Ltd.                  South & Central America, Carribean
Amoun Pharmaceutical Ltd.                Middle East / North Africa
Laboratoires Genpharma SA de CV          Middle East
DEM IIac Pharmaceuticals Ltd.            Turkey
Duopharma Malaysia SDN BHD               ASEAN Member Nations
Laboratorios AC Farma SA de CV           Peru
Emcure                                   S. Asia, Africa
Boryung Pharmaceutical                   Korea
Standard Chemical & Pharmaceutical Co.   Taiwan
--------------------------------------- ----------------------------------------

Product Registrations to Date: China, Egypt, Peru, India
Anticipate registration in key non-patent protected markets by early 2003

Slide 26:

------------------------------- ------------------------- ----------------------
        Territory                Est. 2000 Market Size *   Potential 2005 Market
                                 ---------------------    ----------------------
                                       (CRF Only)            (All indications)
------------------------------- ------------------------- ----------------------
Central & Eastern Europe              $32 million             $ 89 million
East Asia                             $50 million             $195 million
ASEAN Member Nations                  $43 million             $128 million
South Asia                            $55 million             $103 million
Middle East/ North Africa             $48 million             $108 million
Central and Sub-Saharan Africa        $13 million             $ 13 million
Africa
Central America                       $18 million             $ 20 million
South America                         $54 million             $110 million
------------------------------- --------------------------- --------------------
TOTAL                                $313 million             $766 million
------------------------------- --------------------------- --------------------

* Sources:  IMS Health, Year 2000 Public Tender Data, Licensee Reports

Slide 27:

Manufacturing Capabilities
--------------------------

     o    90,000 square feet protein production facility in Nanjing, China
     o    GMP certified
     o    150 employees
     o    State of the art bioreactor cell culture technology

Slide 28:

Manufacturing Capabilities
--------------------------

Fully Integrated
     Cell culture o Purification o Formulation
     Vialing o Packaging o Water Treatment o QA/QC

Future Plans
     o    Build or acquire FDA  certifiable  facility  for core  market  sales
     o Acquire additional GMP facility to expand production capacity for emerging markets

Slide 29:

Strategic Alliance Opportunities
--------------------------------

EPO

     o Establish marketing alliances for North Africa, the European Union and Japan

Hepatitis B Vaccine

     o    Establish co-development and marketing alliance

Slide 30:

Competitive Advantages
----------------------

     o    Low cost protein production technology platform
     o    Established manufacturing facility and expertise
     o    Fast, low cost product commercialization
     o    Access to emerging and core markets
     o    Lead product approved and marketed
     o    Large market product pipeline

Slide 31:

Dragon Pharmaceutical Inc. logo.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 15, 2001              DRAGON PHARMACEUTICAL INC.



                                      By: /s/ Matthew Kavanagh
                                         ---------------------------------------
                                         Matthew Kavanagh, Corporate Secretary